UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 4, 2011 (December 29, 2010)

SKYSTAR BIO-PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in Charter)

Nevada	001-34394	33-0901534
(State or other jurisdiction ofincorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Room 10601, Jiezuo Plaza, No.4, Fenghui Road South
Gaoxin District, Xi’an, Shaanxi Province
People’s Republic of China
(Address of Principal Executive Offices)

(8629) 8819-3188
(Issuer Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On December 29, 2010, the Registrant held its Annual Meeting of Shareholders to elect seven (7) directors to the Registrant’s Board of Directors to hold office until the next annual meeting and until their successors are duly elected and qualified.  A quorum, however, was not reached to transact business at the meeting, but the following votes were cast for each of the seven (7) director-nominees:

Name of Nominee	Votes For	Votes Withheld
Weibing Lu	3,175,125	9,912
Wei Wen	3,175,125	9,912
Mark D. Chen	3,043,441	141,596
R. Scott Cramer	3,175,125	9,912
Qiang Fan	3,177,079	7,958
Chengtun Qu	3,182,079	2,958
Shouguo Zhao	3,177,079	7,958

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2011	Skystar Bio-Pharmaceutical Company (Registrant)

By: /s/ Weibing Lu
Weibing Lu
Chief Executive Officer